Lines of Credit	12 Months Ended
Dec. 31, 2020
Lines of Credit
NOTE 7 – LINES OF CREDIT
The Company had the following lines of credit with financial institutions at December 31, 2020 and 2019, respectively, (in thousands):

	December 31, 2020	December 31, 2019
$400 million line of credit agreement expiring December 31, 2022. Interest at variable rates based on a spread to the one month LIBOR rate. Line is collateralized by $989.5 million of MSRs (based on estimated fair value as of December 31, 2020).	$320,300	$251,000
$125 million line of credit agreement expired on September 14, 2020. Interest at variable rates based on a spread to the one month LIBOR rate. This line was closed during 2020.	—	125,000

	$320,300	$376,000

Warehouse Line of Credit
Lines of Credit
NOTE 8 – WAREHOUSE LINES OF CREDIT
The Company had the following warehouse lines of credit with financial institutions as of December 31, 2020 and 2019, respectively, (in thousands):

As of December 31, 2020 Warehouse Lines of Credit	Expiration Date	December 31, 2020	December 31, 2019
$1.5 Billion	2/10/2021	$1,344,851	$510,954
$800 Million	3/5/2021	666,891	314,728
$200 Million	3/24/2021	86,928	150,229
$150 Million	5/25/2021	140,237	133,196
$400 Million	6/23/2021	287,073	436,437
$2 Billion	7/1/2021	499,841	800,764
$200 Million	7/7/2021	198,705	156,632
$750 Million	9/7/2021	209,138	—
$150 Million	9/19/2021	112,429	106,256
$400 Million	9/23/2021	248,947	240,620
$925 Million	10/29/2021	1,179	—
$3 Billion	10/29/2021	1,685,138	1,384,903
$250 Million	11/16/2021	249,006	355,540
$500 Million	12/28/2021	365,577	—
$1 Billion	1/10/2022	769,510	513,645
$250 Million (ASAP + - see below)	No expiration	75,947	85,683
$150 Million (gestation line - see below)	No expiration	—	—

All interest rates are variable based on a spread to the one-month LIBOR rate.		$6,941,397	$5,189,587

In addition to warehouse facilities, we are an approved lender for loan early funding facilities with Fannie Mae through its As Soon As Pooled Plus (“ASAP+”) program and Freddie Mac through its Early Funding (“EF”) program. As an approved lender for these early funding programs, we enter into an agreement to deliver closed and funded one-to-four
family residential mortgage loans, each secured by related mortgages and deeds of trust, and receive funding in exchange for such mortgage loans in some cases before the lender has grouped them into pools to be securitized by Fannie Mae or Freddie Mac. All such mortgage loans must adhere to a set of eligibility criteria to be acceptable. As of December 31, 2020, the amount outstanding through the ASAP+ program was approximately $75.9 million and no amounts were outstanding under the EF program.
In addition to the arrangements with Fannie Mae and Freddie Mac, we are also party to one early funding (or “gestation”) lines with a financial institution. Through this arrangement, we enter into agreements to deliver certified pools consisting of mortgage loans securitized by Ginnie Mae, Fannie Mae, and/or Freddie Mac, as applicable, for the gestation line. As with the ASAP+ and EF programs, all mortgage loans under this gestation line must adhere to a set of eligibility criteria.
The gestation line has a transaction limit of $150.0 million, and it is an evergreen agreement with no stated termination or expiration date that can be terminated by either party upon written notice. As of December 31, 2020, no amount was outstanding under this line.
As of December 31, 2020, the Company had pledged mortgage loans at fair value as collateral under the above warehouse lines of credit. The above agreements also contain covenants which include certain financial requirements, including maintenance of minimum tangible net worth, minimum liquidity, maximum debt to net worth ratio, net income, and limitations on additional debt, as defined in the agreements. The Company was in compliance with all debt covenants as of December 31, 2020.